American Century Quantitative Equity Funds, Inc. Prospectus Supplement NT Core Equity Plus Fund NT Small Company Fund
Supplement dated October 17, 2019 ■ Prospectus dated November 1, 2018

The 10 sole shareholders of each fund have notified the funds and the advisor of their intention to redeem the entirety of their investment in the funds.

To prepare for the redemptions, each fund's portfolio managers may increase the portion of assets held in cash and similar investments to pay expenses and meet such redemption requests or transition its portfolio in anticipation of a redemption-in-kind. The portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the funds may not be pursuing their stated investment objectives and strategies.

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